Exhibit 32 - Chief Executive Officer and CFO Certification (Section 906)



                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of AngioGenex, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). We, Richard Salvador, Chief Executive Officer and Martin Murray, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

               (1)   The Report fully complies with the requirements of
                     section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Richard Salvador
---------------------------
    Richard Salvador
    Chief Executive Officer

Date  April 6, 2006
      -------------


/s/ Martin Murray
---------------------------
    Martin Murray
    Chief Financial Officer


Date  April 6, 2006
      -------------

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